Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO LOAN AND SERVICING AGREEMENT, dated as of February 26, 2025 (this “Amendment”), among PCIF Vigilant Funding LLC, a Delaware limited liability company, as borrower (the “Borrower”), AGL Private Credit Income Fund, as servicer (the “Servicer”) and as equityholder (the “Equityholder”), Société Générale, as agent (in such capacity, the “Agent”) and each Lender party hereto (each, a “Lender” and collectively, the “Lenders”).

WHEREAS, the Borrower, the Servicer, the Equityholder, U.S. Bank Trust Company, National Association, as the collateral agent and the collateral administrator, U.S. Bank National Association, as the document custodian, each of the lenders and each of the lender agents from time to time party thereto, Société Générale, as the swingline lender and the Agent are party to the Loan and Servicing Agreement, dated as of October 18, 2024 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower, the Servicer, the Equityholder, the Agent and the Lenders have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended as follows:

(a) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto; and

(b) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Schedules and Exhibits attached as Appendix B hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date on which the following conditions have been satisfied:

(a) The Agent shall have received counterparts of this Amendment, duly executed and delivered, from all of the parties hereto.

(b) The Agent and the Lenders shall have received a legal opinion of counsel for the Borrower and Servicer, in form and substance reasonably satisfactory to the Agent covering such matters as the Agent may reasonably request.

(c) The Agent’s receipt of good standing certificates for the Borrower and Servicer issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer.

(d) The payment of all fees due and owing to the Agent and the Lenders on or prior to the date of this Amendment.

ARTICLE IV

Representations and Warranties

SECTION 4.1. The Borrower hereby represents and warrants to the Agent that, as of the date first written above, (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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SECTION 5.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Agreement shall form a part of the Loan Agreement for all purposes and is therefore a Transaction Document.

SECTION 5.4. Entire Agreement. The only amendments being made to the Loan Agreement are those that are set forth in this Agreement; no other amendments are being made. This Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other parties hereto.

SECTION 5.5. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.6. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.7. Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

PCIF VIGILANT FUNDING LLC, as Borrower

By: AGL Private Credit Income Fund, as its sole member

By:	/s/ Taylor Boswell
Name: Taylor Boswell
Title: Chief Executive Officer

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

AGL PRIVATE CREDIT INCOME FUND, as Servicer

By:	/s/ Taylor Boswell
Name: Taylor Boswell
Title: Chief Executive Officer

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

AGL PRIVATE CREDIT INCOME FUND, as Equityholder

By:	/s/ Taylor Boswell
Name: Taylor Boswell
Title: Chief Executive Officer

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

SOCIÉTÉ GÉNÉRALE, as Agent

By:	/s/ Mark Lacerenza
Name: Mark Lacerenza
Title: Managing Director

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Mark Lacerenza
Name: Mark Lacerenza
Title: Managing Director

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

Appendix A

EXECUTION VERSION

Conformed Through Amendment ~~2~~3, dated ~~January 31~~February 26, 2025

LOAN AND SERVICING AGREEMENT

dated as of October 18, 2024

among

PCIF VIGILANT FUNDING LLC,

as Borrower

AGL PRIVATE CREDIT INCOME FUND,

as Equityholder

AGL PRIVATE CREDIT INCOME FUND,

as Servicer

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

SOCIÉTÉ GÉNÉRALE,

as Swingline Lender,

SOCIÉTÉ GÉNÉRALE,

as Agent

THE OTHER LENDER AGENTS PARTIES HERETO,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Collateral Agent and Collateral Administrator

and

U.S. BANK NATIONAL ASSOCIATION,

as Document Custodian

-i-

“Applicable Conversion Rate” means (x) for an actual currency exchange, the applicable currency-Dollar spot rate obtained by the Servicer through customary banking channels, which may include the Collateral Agent or any Affiliate’s own banking facilities (or, if the Collateral Agent or such Affiliate has notified the Agent and the Borrower that it will no longer provide such services or if U.S. Bank Trust Company, National Association or one of its Affiliates is no longer the Collateral Agent, through such other source reasonably agreed to by the Agent in writing) at the time of executing such exchange, obtained upon the written direction of the Servicer for an actual currency exchange or (y) for all other purposes, the applicable currency-Dollar spot rate that appeared on the Bloomberg screen for such currency (i) if such date is a Determination Date, at the end of such day or (ii) otherwise, at the end of the immediately preceding Business Day.

“Applicable Law” means for any Person all existing and future laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Official Body applicable to such Person and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Margin” means, (i) during the Revolving Period ~~2.15~~2.05% and (ii) thereafter, 2.50%; provided that, notwithstanding anything to the contrary herein, the “Applicable Margin” shall increase by 2.00% after the occurrence and during the continuation of an Event of Default.

“Applicable Time Zone” means (i) with respect to Dollar Loans and CAD Loans, New York City time and (ii) with respect to Euro Loans and GBP Loans, London time.

“Appropriate Accounting Principles” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Approval Date” means, with respect to any Collateral Obligation, the date on which the Agent executes an Approval Notice with respect to such Collateral Obligation.

“Approval Notice” means, with respect to any Collateral Obligation, a copy of a notice executed by the Agent in the form of Exhibit E, evidencing, among other things, the approval of the Agent, in its sole discretion, of such Collateral Obligation; provided that, each Approval Notice shall only apply to the Collateral Obligation (or portion thereof) specified therein and a new Approval Notice shall be required for any incremental pledge of an additional portion of a previously-approved Collateral Obligation; provided further that, each Approval Notice shall expire in sixty (60) calendar days with respect to the Collateral Obligation (or portion thereof) approved therein unless otherwise specified by the Agent in such Approval Notice (it being understood that the Borrower shall be permitted to acquire, as an Eligible Collateral Obligation, profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Obligations (other than pursuant to Section 17.17) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.3(f) and (d) any Taxes imposed under FATCA.

“Executive Officer” means, with respect to the Borrower, the Servicer or the Equityholder, the Chief Executive Officer, the Chief Operating Officer, the Executive Vice President or sole manager or the board of managers or directors of such Person or any other Person included on the incumbency of the Borrower, the Servicer or the Equityholder, as applicable, delivered hereunder and, with respect to any other Person, the President, Chief Financial Officer, Executive Vice President or any Vice President.

“Exposure Amount” means, as of any date of determination and with respect to any Variable Funding Asset, the excess of (a) the Borrower’s maximum funding commitment thereunder over (b) the Principal Balance of such Variable Funding Asset. For the avoidance of doubt, the Exposure Amount in respect of a Defaulted Collateral Obligation shall be included in the calculation of the Exposure Amount if the Borrower is at such time subject to contractual funding obligations with respect to such Defaulted Collateral Obligation and such obligation has not ceased to be enforceable under the Bankruptcy Code.

“Exposure Amount Shortfall” has the meaning set forth in Section 2.2(e).

“Facility” means the loan facility to be provided to the Borrower pursuant to, and in accordance with, this Agreement.

“Facility Amount” means $~~300,000,000~~400,000,000 , as such amount may be reduced pursuant to Section 2.5 or increased pursuant to Section 2.7.

“Facility Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) the Interest Coverage Amount divided by (b) all amounts due and payable pursuant to Section 8.3(a)(i)(A) through (D) on the immediately succeeding Distribution Date.

“Facility Interest Coverage Ratio Test” means a test satisfied, on any Determination Date immediately preceding a Distribution Date, if the Facility Interest Coverage Ratio is greater than or equal to 120.0% on such date; provided that, the Facility Interest Coverage Ratio Test shall be deemed satisfied during the Ramp-Up Period.

“Facility Termination Date” means the earlier of (i) October 18, 2029 and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 13.2.

requires. For the avoidance of doubt, unless otherwise specified a Swingline Loan shall constitute a Loan hereunder.

“Swingline Commitment” means the commitment of the Swingline Lender to fund Swingline Loans, subject to the terms and conditions herein, in an amount equal to $75,000,000 (without regard to any future reimbursement of Swingline Loans by the Lenders), as such amount may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement. The Swingline Commitment is a sub-limit of the Revolving Commitment of the Swingline Lender, in its capacity as a Dollar Lender hereunder, and is not in addition thereto. The total Revolving Commitment, including the Swingline Commitment, of the Swingline Lender, in its capacity as a Dollar Lender hereunder, shall never be greater than 50% of Société Générale’s Revolving Commitment at any time.

“Swingline Lender” has the meaning set forth in the Preamble.

“Swingline Note” means a promissory note made by the Borrower in favor of the Swingline Lender evidencing the Swingline Loans made by the Swingline Lender, substantially in the form attached as Exhibit A-2, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

“Swingline Refund Date” has the meaning specified in Section 2.11.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“TARGET Business Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Target Portfolio Amount” means the Facility Amount divided by 60%~~; provided that, until February 28, 2025, the Target Portfolio Amount shall be calculated assuming a Facility Amount of $400,000,000~~.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make Term Loans to the Borrower during the period from the Effective Date until the Term Commitment Termination Date, including pursuant to an Assignment Agreement or on any Conversion Date, in the amount of the total Term Loans as set forth on Schedule 5, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement; provided that any reduction of a Term Loan shall result in a dollar for dollar reduction of the applicable Term Commitment.

Appendix B

Conformed Through Amendment 3, dated February 26, 2025

SCHEDULES AND EXHIBITS

TO

LOAN AND SERVICING AGREEMENT

Dated as of October 18, 2024

(PCIF VIGILANT FUNDING LLC)

EXHIBITS

EXHIBIT A-1	Form of Note
EXHIBIT A-2	Form of Swingline Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Loan Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Asset Approval Request
EXHIBIT C-4	Form of FX Reallocation Notice
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Approval Notice
EXHIBIT F-1	Authorized Representatives of Servicer
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification
EXHIBIT I	Form of Assignment Agreement
EXHIBIT J	Form of Retention Letter
EXHIBIT K	Form of Document Checklist

SCHEDULES

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2	S&P Industry Classifications
SCHEDULE 3	Collateral Obligations
SCHEDULE 4	Reserved
SCHEDULE 5	Commitments

SCHEDULE 5

COMMITMENTS

Lender	Dollar or Multicurrency Lender	Commitment as of the Effective Date		Revolving or Term Commitment
Société Générale	Dollar	$	~~105,000,000~~14	Revolving
0,000,000
Société Générale	Dollar	$	~~150,000,000~~20	Term
0,000,000
Société Générale	Multicurrency	$	~~45,000,000~~60,0	Revolving
00,000